Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of June 23, 2026 (this “Amendment”), by and among Pitney Bowes Inc., a Delaware corporation (the “Borrower”), the Loan Parties party hereto, the 2026 Incremental Tranche A Term Lenders (as defined below) party hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrower, the Administrative Agent, the Issuing Banks from time to time party thereto and the lenders from time to time party thereto are parties to that certain Credit Agreement, dated as of February 7, 2025 (as amended by (i) the First Incremental Facility Amendment, dated as of August 29, 2025, (ii) the Second Incremental Facility Amendment, dated as of March 30, 2026, and (iii) the Third Amendment to Credit Agreement, dated as of May 18, 2026, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as so amended by this Amendment, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.20 of the Existing Credit Agreement, the Borrower may, at any time and from time to time subject to the terms and conditions set forth in the Existing Credit Agreement by notice to the Administrative Agent, request one or more increases in the aggregate amount of any Class of Term Loans;

WHEREAS, the Borrower, in accordance with Section 2.20 of the Existing Credit Agreement, has requested that the 2026 Incremental Tranche A Term Lenders (as defined below) provide an Incremental Term Loan Increase with respect to the Tranche A Term Loans in an aggregate principal amount of $150,000,000 (such additional Tranche A Term Loans, the “2026 Incremental Tranche A Term Loans”);

WHEREAS, (a) the 2026 Incremental Tranche A Term Loans will be added to (and form part of) the existing Class of Tranche A Term Loans and (b) the proceeds of the 2026 Incremental Tranche A Term Loans will be used, together with cash on hand of the Borrower and/or Revolving Borrowings, to redeem and repay in full the Senior Notes due 2027 and to pay fees, costs and expenses related to this Amendment and the transactions contemplated by this Amendment;

WHEREAS, each Person that executes and delivers a signature page to this Amendment in the capacity of a “2026 Incremental Tranche A Term Lender” (each such Person, a “2026 Incremental Tranche A Term Lender”) agrees to (i) the terms of this Amendment and (ii) provide 2026 Incremental Tranche A Term Loans to the Borrower on the Fourth Amendment Effective Date in a principal amount as set forth opposite its name on Schedule 1 attached hereto (with respect to such 2026 Incremental Tranche A Term Lender, the “2026 Incremental Tranche A Term Commitment”);

WHEREAS, in accordance with Sections 2.20 and 9.02 of the Existing Credit Agreement, the Existing Credit Agreement may be amended to give effect to the existence of the 2026 Incremental Tranche A Term Loans;

WHEREAS, each 2026 Incremental Tranche A Term Lender is willing to make the 2026 Incremental Tranche A Term Loans to the Borrower on the Fourth Amendment Effective Date on the terms and subject to the conditions set forth herein and in the Existing Credit Agreement;

WHEREAS, BofA Securities, Inc. (or any of its affiliates designated to act in such capacity) will act as lead arranger and bookrunner for the 2026 Incremental Tranche A Term Loans (in such capacity, the “Fourth Amendment Lead Arranger”); and

NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1: Interpretation. Capitalized terms used and not defined herein (including in the recitals hereto) shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2: 2026 Incremental Tranche A Term Loans.

(a) Pursuant to Section 2.20 of the Existing Credit Agreement, and subject to the terms and conditions herein and in the Credit Agreement, effective on and as of the Fourth Amendment Effective Date, each 2026 Incremental Tranche A Term Lender, severally and not jointly, agrees to make a 2026 Incremental Tranche A Term Loan denominated in Dollars to the Borrower on the Fourth Amendment Effective Date in a principal amount not exceeding its 2026 Incremental Tranche A Term Commitment. From and after the Fourth Amendment Effective Date, the 2026 Incremental Tranche A Term Commitments shall constitute “Tranche A Term Commitments” and the 2026 Incremental Tranche A Term Loans shall constitute “Term Loans” and “Tranche A Term Loans” for all purposes of the Credit Agreement and the other Loan Documents and each 2026 Incremental Tranche A Term Lender shall be a “Tranche A Term Lender” and a “Lender” for all purposes under the Credit Agreement and the other Loan Documents. The 2026 Incremental Tranche A Term Commitments of the 2026 Incremental Tranche A Term Lenders are several, and no such 2026 Incremental Tranche A Term Lender will be responsible for any other 2026 Incremental Tranche A Term Lender’s failure to make its 2026 Incremental Tranche A Term Loans. The proceeds of the 2026 Incremental Tranche A Term Loans shall be used by the Borrower for the purposes set forth in the recitals to this Amendment.

(b) The full amount of the 2026 Incremental Tranche A Term Loans shall be borrowed by the Borrower in a single drawing in Dollars on the Fourth Amendment Effective Date and amounts paid or prepaid in respect of the 2026 Incremental Tranche A Term Loans may not be reborrowed. The 2026 Incremental Tranche A Term Loans (i) shall be added to, and thereafter constitute a part of, the existing Class of Tranche A Term Loans and (ii) shall have terms that are identical (including with respect to interest rates (including Applicable Rates and any interest rate floors), amortization, assignments, voting, voluntary prepayment terms and mandatory prepayment terms) to the terms applicable to the Tranche A Term Loans outstanding on the date hereof, as set forth in the Credit Agreement. The 2026 Incremental Tranche A Term Loans and the Tranche A Term Loans outstanding on the date hereof shall, as of the Fourth Amendment Effective Date, be subject to the scheduled amortization set forth in Section 3(a)(vi) hereto with the remaining outstanding principal amount due and payable in full on the Tranche A Term Maturity Date. Notwithstanding anything herein to the contrary, the initial Interest Period for the 2026 Incremental Tranche A Term Loans will be coterminous with the then-existing Interest Period applicable to the Tranche A Term Loans and ending on June 30, 2026.

(c) The 2026 Incremental Tranche A Term Lenders, the Administrative Agent and the Loan Parties party hereto agree that this Amendment shall constitute an “Incremental Facility Amendment” pursuant to and in accordance with Section 2.20 of the Credit Agreement.

(d) The 2026 Incremental Tranche A Term Commitment of each 2026 Incremental Tranche A Term Lender shall automatically terminate upon the funding of any portion of the 2026 Incremental Tranche A Term Loans on the Fourth Amendment Effective Date.

SECTION 3: Amendments to the Existing Credit Agreement.

(a) Subject to the satisfaction of the conditions set forth in Section 5 hereof, the Existing Credit Agreement is hereby amended on the Fourth Amendment Effective Date as follows:

(i) Section 1.01 of the Existing Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“2026 Incremental Tranche A Term Commitment” has the meaning provided in the Fourth Amendment.

“2026 Incremental Tranche A Term Lender” has the meaning provided in the Fourth Amendment.

“2026 Incremental Tranche A Term Loans” has the meaning provided in the Fourth Amendment.

“Fourth Amendment” means the Fourth Amendment to Credit Agreement, dated as of June 23, 2026, among the Borrower, the Guarantors, the 2026 Incremental Tranche A Term Lenders and the Administrative Agent.

“Fourth Amendment Effective Date” means June 23, 2026.

(ii) The definition of “Interest Period” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by (x) deleting the “and” at the end of clause (ii), (y) replacing the “.” at the end of clause (iii) with “, and” and (z) adding the following as a new clause (iv):

the initial Interest Period for the 2026 Incremental Tranche A Term Loans shall be coterminous with the then-existing Interest Period applicable to the Tranche A Term Loans in effect immediately prior to the Fourth Amendment Effective Date and ending on June 30, 2026.

(iii) The definition of “Tranche A Term Commitment” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Tranche A Term Commitment” means, with respect to each Lender (i) the commitment, if any, of such Lender to make a Tranche A Term Loan hereunder on the Closing Date and (ii) the commitment, if any, of such Lender to make a 2026 Incremental Tranche A Term Loan on the Fourth Amendment Effective Date in an amount equal to such Lender’s 2026 Incremental Tranche A Term Commitment, in each case expressed as an amount representing the maximum principal amount of the Tranche A Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

(iv) The definition of “Tranche A Term Loan” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Tranche A Term Loan” means (i) a Loan made pursuant to Section 2.01(a)(i) and (ii) the 2026 Incremental Tranche A Term Loans made by the 2026 Incremental Tranche A Term Lenders on the Fourth Amendment Effective Date pursuant to Section 2.01(a)(ii). As of the Fourth Amendment Effective Date, the aggregate amount of outstanding Tranche A Term Loans is $302,000,000. For the avoidance of doubt, from and after the Fourth Amendment Effective Date, the 2026 Incremental Tranche A Term Loans shall constitute Tranche A Term Loans for all purposes under the Loan Documents and be part of the same Class as the Tranche A Term Loans.

(v) The definition of “Term Loans” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Term Loans” means, collectively, the Initial Term Loans, the 2026 Incremental Tranche A Term Loans, any Incremental Term Loans and any Refinancing Term Loans.

(vi) Section 2.01(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(i) each Tranche A Term Lender agrees to make a Tranche A Term Loan denominated in Dollars to the Borrower on the Closing Date in a principal amount not exceeding its Tranche A Term Commitment as of the Closing Date and (ii) each 2026 Incremental Tranche A Term Lender agrees to make a 2026 Incremental Tranche A Term Loan denominated in Dollars to the Borrower on the Fourth Amendment Effective Date in a principal amount not exceeding its 2026 Incremental Tranche A Term Commitment,

(vii) Section 2.09(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay to the Administrative Agent, for the account of each Tranche A Term Lender, Tranche A Term Borrowings on each date set forth below (provided that if any such date is not a Business Day, such payment shall be due on the immediately preceding Business Day) in an amount equal to the outstanding principal amount of Tranche A Term Borrowings as of the Fourth Amendment Effective Date multiplied by the percentage set forth below, with the unpaid balance being payable on the Tranche A Term Maturity Date:

Date	Amount
June 30, 2026	1.250%
September 30, 2026	1.250%
December 31, 2026	1.250%
March 31, 2027	1.250%
June 30, 2027	1.875%
September 30, 2027	1.875%

Date	Amount
December 31, 2027	1.875%
March 31, 2028	1.875%
June 30, 2028	2.50%
September 30, 2028	2.50%
December 31, 2028	2.50%
March 31, 2029	2.50%
June 30, 2029	2.50%
September 30, 2029	2.50%
December 31, 2029	2.50%
March 31, 2030	2.50%
June 30, 2030	2.50%
September 30, 2030	2.50%
December 31, 2030	2.50%
March 31, 2031	2.50%

SECTION 4: Representations and Warranties. Each Loan Party (with respect to itself and, where applicable, the Restricted Subsidiaries and/or the Subsidiaries) represents and warrants to the Administrative Agent and each 2026 Incremental Tranche A Term Lender on and as of the Fourth Amendment Effective Date that:

(a) this Amendment and the transactions contemplated hereby are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action;

(b) this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects), except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date (it being understood and agreed that the reference in Section 3.15 of the Credit Agreement to “the Closing Date, after giving effect to the Transactions” shall be deemed to refer instead to “the Fourth Amendment Effective Date, after giving effect to the transactions to be consummated on the Fourth Amendment Effective Date”); and

(d) at the time of and immediately after giving effect to the 2026 Incremental Tranche A Term Commitments and the funding of the 2026 Incremental Tranche A Term Loans, no Default or Event of Default shall have occurred and be continuing.

SECTION 5: Effectiveness. This Amendment shall become effective as of the date first written above (the “Fourth Amendment Effective Date”) upon satisfaction of the following conditions:

(a) the Administrative Agent shall have received:

(i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, each other Loan Party and each 2026 Incremental Tranche A Term Lender;

(ii) a copy of (A) each organizational document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (B) signature and incumbency certificates of the responsible officers of each Loan Party executing this Amendment, (C) copies of resolutions of the board of directors or managers, shareholders, partners, and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Fourth Amendment Effective Date by a secretary, an assistant secretary or a responsible officer of such Loan Party as being in full force and effect without modification or amendment and (D) a good standing certificate (to the extent such concept, or an analogous concept, exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation; and

(iii) a favorable written opinion (addressed to the Administrative Agent and the 2026 Incremental Tranche A Term Lenders and dated the Fourth Amendment Effective Date) of Sullivan & Cromwell LLP, external counsel for the Borrower.

(b) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date to the extent invoiced at least three Business Days prior to the Fourth Amendment Effective Date (or such shorter period agreed by the Borrower in its sole discretion), reimbursement or payment of all reasonable, documented and invoiced out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder, under any other Loan Document or under any other agreement entered into by the Fourth Amendment Lead Arranger, the Administrative Agent and the 2026 Incremental Tranche A Term Lenders, on the one hand, and any of the Loan Parties, on the other hand.

(c) the Administrative Agent shall have received a certificate from a Financial Officer of the Borrower, substantially in the form of Exhibit J to the Credit Agreement, certifying as to the solvency of the Borrower and its Subsidiaries as of the Fourth Amendment Effective Date on a consolidated basis after giving effect to the Amendment.

(d) (i) the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, that has been requested at least 10 Business Days prior to the Fourth Amendment Effective Date; and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and any 2026 Incremental Tranche A Term Lender has requested in a written notice to the Borrower at least 10 Business Days prior to the Fourth Amendment Effective Date a Beneficial Ownership Certification in relation to the Borrower, such 2026 Incremental Tranche A Term Lender shall have received such Beneficial Ownership Certification with respect to the Borrower prior to the Fourth Amendment Effective Date (provided that, upon the execution and delivery by such 2026 Incremental Tranche A Term Lender of its signature page to this Amendment, the conditions set forth in this clause (d) shall be deemed to be satisfied).

(e) the Administrative Agent shall have received a certificate, dated the Fourth Amendment Effective Date and signed by a Financial Officer or the President or a Vice President of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 4 hereof.

SECTION 6: Effects on Loan Documents; No Novation.

(a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Fourth Amendment Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Existing Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” and an “Incremental Facility Amendment” for all purposes of the Credit Agreement and the other Loan Documents.

(b) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the priority of any Security Document. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or any Security Document, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.

SECTION 7: Miscellaneous. The provisions of Sections 9.03, 9.09, 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 8: Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The electronic execution provisions in Section 9.06 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

SECTION 9: Reaffirmation. Each of the Loan Parties hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as modified by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the guarantees of the Loan Parties and the grants of security interests by the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect in respect of, and to secure, the Obligations (including the 2026 Incremental Tranche A Term Loans made hereunder).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

PITNEY BOWES INC., as Borrower,

By	/s/ Paul Evans
Name:	Paul Evans
Title:	Executive Vice President, Chief Financial Officer and Treasurer

PITNEY BOWES PRESORT SERVICES, LLC

By: Pitney Bowes Inc., its sole member

By	/s/ Lauren Thomas DeFina
Name:	Lauren Thomas DeFina
Title:	Chief Accounting Officer

PITNEY BOWES GLOBAL FINANCIAL SERVICES LLC,
By: Pitney Bowes Inc., its sole member

By	/s/ Lauren Thomas DeFina
Name:	Lauren Thomas DeFina
Title:	Chief Accounting Officer

PB EQUIPMENT MANAGEMENT INC.,

By:	/s/ Paul Evans
Name:	Paul Evans
Title:	President

[Signature Page to Fourth Amendment]

PITNEY BOWES GLOBAL LLC,

By: Pitney Bowes UK LP, its sole member
By: PB European UK LLC, acting as general partner
By: Pitney Bowes International Holdings, Inc., as sole member

By	/s/ Lauren Thomas DeFina
Name:	Lauren Thomas DeFina
Title:	Vice President

PB WORLDWIDE INC.,

By	/s/ Lauren Thomas DeFina
Name:	Lauren Thomas DeFina
Title:	Vice President

[Signature Page to Fourth Amendment]

BANK OF AMERICA, N.A., as Administrative Agent

By	/s/ Angela Berry
Name:	Angela Berry
Title:	Vice President

[Signature Page to Fourth Amendment]

BANK OF AMERICA, N.A., as a 2026 Incremental Tranche A Term Lender

By	/s/ Timothy J. Waltman
Name:	Timothy J. Waltman
Title:	Senior Vice President

[Signature Page to Fourth Amendment]

CIBC Bank USA, as a 2026 Incremental Tranche A Term Lender

By	/s/ James Belletire
Name:	James Belletire
Title:	Managing Director

[Signature Page to Fourth Amendment]

CITIZENS BANK, N.A., as a 2026 Incremental Tranche A Term Lender

By	/s/ Paul G. Feloney
Name:	Paul G. Feloney
Title:	Senior Vice President

[Signature Page to Fourth Amendment]

GOLDMAN SACHS BANK USA, as a 2026 Incremental Tranche A Term Lender

By	/s/ Jonathan Dworkin
Name:	Jonathan Dworkin
Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

KEYBANK, N.A., as a 2026 Incremental Tranche A Term Lender

By	/s/ Scott Frazier
Name:	Scott Frazier
Title:	Senior Vice President

[Signature Page to Fourth Amendment]

EASTERN BANK, as a 2026 Incremental Tranche A Term Lender

By	/s/ David Nussbaum
Name:	David Nussbaum
Title:	Senior Vice President

[Signature Page to Fourth Amendment]

Schedule 1

2026 Incremental Tranche A Term Commitments

2026 Incremental Tranche A Term Lender	2026 Incremental Tranche A Term Commitment
Bank of America, N.A.	$15,000,000.00
CIBC Bank USA	$25,000,000.00
Citizens Bank, N.A.	$25,000,000.00
Goldman Sachs Bank USA	$10,000,000.00
KeyBank National Association	$50,000,000.00
Eastern Bank	$25,000,000.00

Total	$150,000,000.00